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As filed with the Securities and Exchange Commission on May 21, 1997

                                               Registration No. 333-22239


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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                               AMENDMENT NO. 3 TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                              ---------------------

                               AEROCENTURY IV, INC.

                     (Formerly "AEROCENTURY FUND IV, INC.")

                            A California Corporation
             (Exact name of registrant as specified in its charter)

                        1440 Chapin Avenue, Suite 310
                         Burlingame, California 94010
                                 (415) 696-3900
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Neal D. Crispin
                        1440 Chapin Avenue, Suite 310
                         Burlingame, California 94010
                               (415) 696-3900
        (Address, including zip code, and telephone number, including area code, of agent for service)


                                  Copy to:

                            Stephen C. Ryan, Esq.
                          Landels, Ripley & Diamond
                            350 The Embarcadero
                   San Francisco, California 94105-1250

    Approximate date of commencement of proposed sale to the public:
As soon as practical after the effective date of this Registration Statement

If any of the securities being registered on this Form are to be offered on a delayed or continuing basis pursuant to Rule 415
under the Securities Act of 1933 check the following box   [ X ]

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    The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



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                                  SIGNATURES

    In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements of filing on Form SB-2 and authorized this Pre-Effective Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, in the City of Burlingame, State of California on May 21, 1997.

                        AEROCENTURY IV, INC.
                        A California Corporation



                        By: /s/ Neal D. Crispin
                            --------------------
                            Neal D. Crispin, President


In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.

Signature                          Title                      Date


/s/ Neal D. Crispin                President, Director        May 21, 1997
--------------------
Neal D. Crispin


/s/ Marc J. Anderson               Chief Operating Officer    May 21, 1997
--------------------
Marc J. Anderson


/s/ Frank Duckstein                Vice President             May 21, 1997
--------------------
Frank Duckstein










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